Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Basis of Presentation and Consolidation

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America. The consolidated financial statements include the accounts of Pharmacy Development Corporation and Mesa Pharmacy, Inc. All significant intercompany transactions have been eliminated in consolidation.

Going Concern

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Since inception, management has funded operations primarily through proceeds received in connection with factoring of accounts receivable on a non-recourse basis from two primary factors, issuances of notes payable, and sales of common stock. In addition, the Company is concentrated within the workers compensation market for which the collection of payments on receivables may be delayed for a significant period depending on various factors. Additionally, the Company is dependent upon a few third party referral services, one of them being a related party, which generate almost 100% of the Company’s revenues. During the years ended December 31, 2013 and 2012, the Company has generated net income of approximately $230,000 and incurred a net loss of approximately $16.3 million, respectively. Of the approximately $16.3 million loss incurred during the year ended December 31, 2012, approximately $13 million consisted of stock-based compensation. The Company also has an accumulated deficit of approximately $40 million as of December 31, 2013. Management believes that it will need additional accounts receivable factoring, or debt and/or equity financing to be able to implement their business plan. These factors described above raise substantial doubt about the Company’s ability to continue as a going concern.

Management is attempting to find additional financing sources to replace or supplement the current factoring of accounts receivable to sustain operations until it can achieve profitability. Management believes that the replacement of the factoring of accounts receivable with more conventional financing (such as a business line of credit and/or notes payable) will allow the Company to achieve profitability much sooner and with positive results. The successful outcome of future activities cannot be determined at this time and there are no assurances that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

The accompanying consolidated financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of Estimates

Use of Estimates

Financial statements prepared in accordance with accounting principles generally accepted in the United States require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates made by management are revenue recognition and the related allowance for doubtful accounts and contractual receivables, the value of stock-based compensation awards, the amount of potential legal settlements and contingencies, and the realization of deferred tax assets. Actual results could differ from those estimates. Management performs a periodic retrospective review of estimates and modifies assumptions as deemed appropriate.

Revenue Recognition

Revenue Recognition

The Company sells compounding pharmaceutical products directly through its mail service pharmacy. Revenues from compounding pharmaceutical products sold by its mail service pharmacy are recorded using the net method, as required under Accounting Standards Codification (“ASC”) 954-605-25, Health Care Entities––Revenue Recognition. Compounding prescription revenue is recorded at established billing rates less estimated contractual adjustments with each respective insurance carrier. Prior to providing the compounding prescription, the patient’s insurance is verified and the contractual reimbursement is determined. Net revenues include the amount the insurance company and the California Workers Compensation Fund are expected to pay directly to the Company.

The Company recognizes revenue when persuasive evidence of an arrangement exists, product delivery has occurred, the sales price is fixed or determinable, and collection is probable. The Company’s mail service pharmacy revenues are recognized when both the services are performed, which include compounding prescriptions and shipment to the customer.

Net revenues consisted of the following for the years ended December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012
Gross billing revenue	15,551,345	11,133,825
Less: estimated contractual and other adjustments	(8,562,809)	(5,604,724)
Net billing revenue	6,988,536	5,529,101

Accounts Receivable

Accounts Receivable

Accounts receivable represent amounts due from insurance companies, through various networks, for pharmaceutical compounds delivered to patients. The Company records an allowance for doubtful accounts and contractual reimbursements based on analyses of historical collections over the expected period until such cases are closed or settled. Management also assesses specific identifiable accounts considered at risk or uncollectible. The allowance for doubtful accounts amounted to $6,265,951 and $829,025 as of December 31, 2013 and 2012, respectively.

Due to the nature of the industry and the reimbursement environment in which the Company operates, certain estimates are required in order to record net revenues and accounts receivable at their net realizable values. Inherent in these estimates is the risk that they may have to be revised or updated as additional information becomes available. It is possible that management’s estimates could change, which could have an impact on operations and cash flows. Specifically, the complexity of many third-party billing arrangements and the uncertainty of reimbursement amounts for certain services from certain payers may result in adjustments to amounts originally recorded.

On June 1, 2012, the Company entered into an agreement with a factor that provided, on a non-recourse basis, an exchange of approximately $2 million of financing for the factoring of $10 million in receivables aging from 2009 to 2011. In connection with these sales, the Company recorded financing costs of approximately $2.6 million during the year ended December 31, 2012 within the caption titled “Interest Expense” on the accompanying statement of operations. Under the agreement, the Company agreed to sell to the factor 100% of the gross amount of each receivable. As collateral for the Company’s obligations under this agreement, the Company has granted the factor a first priority security interest in all of the Company’s receivables. The Company also provided the factor with a first right of refusal to purchase future receivables. In connection with the transaction, the Company paid $230,000 in banking fees, which was recorded as interest expense.

Following June 1, 2012, the Company factored an additional $8.9 million of its prescription billings generated in 2012, to multiple agents for net proceeds of $2.9 million. The receivables have been sold to factors at rates ranging from 25% to 35% of the gross billings. These receivables have been determined to have a net realizable value of approximately 46% of the gross billings for the year ended December 31, 2012. The difference between the estimated net realizable value of receivables and the factored amounts has been classified as financing costs under Interest Expense. In connection with these sales of receivables, the Company recorded financing costs of $1.2 million during the year ended December 31, 2012 under Interest Expense in the accompanying consolidated statement of operations.

During the year ended December 31, 2013, the Company factored $1.3 million of its 2012 billings at 30% of the gross amount and $3.6 million of its 2013 billings to various factors for 25% to 35% of the gross amount, resulting in aggregate net proceeds of approximately $1.4 million. In connection with these sales of receivables, the Company recorded financing costs of approximately $873,000 during the year ended December 31, 2013, under Interest Expense in the accompanying consolidated statement of operations.

See Note 9 for discussion regarding billings factored subsequent to December 31, 2013.

Shipping and Handling

Shipping and Handling

Shipping and handling costs incurred are included in general and administrative expenses. The amount of revenue received for shipping and handling is less than 0.5% of revenues for all periods presented.

Cash	Cash The Company considers all highly liquid income bearing investments purchased with original maturities of three months or less to be cash equivalents.
Inventories

Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market. The Company’s inventories consist of pharmaceutical ingredients used within our compounding products. The Company’s inventory for all periods presented is substantially comprised and classified as raw materials.

Property and equipment, Net

Property and Equipment, Net

Property and equipment are recorded at historical cost and depreciated on a straight-line basis over their estimated useful lives. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful lives or the remaining term of the lease. For tax purposes, accelerated tax methods are used when available. The Company expenses all purchases of equipment with individual costs of under $1,000. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

Debt Issuance Costs

Debt Issuance Costs

The Company capitalizes direct costs related to the issuance of debt, including finder’s fees, underwriting and legal costs. The debt issuance costs are recorded as an asset and amortized as interest expense over the term of the related debt using the straight-line method, which approximated the effective interest method. Upon the extinguishment of the related debt, any unamortized debt issuance costs are charged to interest expense.

As of December 31, 2013 and 2012, the Company had unamortized debt issuance costs of $24,361 and $98,160, respectively.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

The Company tests for impairment of its long-lived assets in accordance with ASC 360-10-35, Impairment or Disposal of Long-Lived Assets. Under that directive, long-lived assets are grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. Such group is tested for impairment whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount.

Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made.

Convertible Debt and Warrants Issued with Convertible Debt

Convertible Debt and Warrants Issued with Convertible Debt

Convertible debt is accounted for under the guidelines established by ASC 470, Debt with Conversion and Other Options and ASC 740, Beneficial Conversion Features. The Company records a beneficial conversion feature (“BCF”) when convertible debt is issued with conversion features at fixed or adjustable rates that are below market value when issued. If, however, the conversion feature is dependent upon a condition being met or the occurrence of a specific event, the BCF will be recorded when the related contingency is met or occurs. The BCF for the convertible instrument is recorded as a reduction, or discount, to the carrying amount of the convertible instrument equal to the fair value of the conversion feature. The discount is then amortized to interest over the life of the underlying debt using the effective interest method.

The Company calculates the fair value of warrants issued with the convertible instruments using the Black-Scholes valuation method, using the same assumptions used for valuing employee options for purposes of ASC 718, Compensation – Stock Compensation, except that the contractual life of the warrant is used. Under these guidelines, the Company allocates the value of the proceeds received from a convertible debt transaction between the conversion feature and any other detachable instruments (such as warrants) on a relative fair value basis. The allocated fair value is recorded as a debt discount or premium and is amortized over the expected term of the convertible debt to interest expense. For a conversion price change of a convertible debt issue, the additional intrinsic value of the debt conversion feature, calculated as the number of additional shares issuable due to a conversion price change multiplied by the previous conversion price, is recorded as additional debt discount and amortized over the remaining life of the debt.

The Company accounts for modifications of its BCF’s in accordance with ASC 470, Modifications and Exchanges. ASC 470 requires the modification of a convertible debt instrument that changes the fair value of an embedded conversion feature and the subsequent recognition of interest expense or the associated debt instrument when the modification does not result in a debt extinguishment.

Derivative Financial Instruments

Derivative Financial Instruments

We do not use derivative financial instruments to hedge exposures to cash-flow risks or market-risks that may affect the fair values of our financial instruments. However, under the provisions ASC 815, Derivatives and Hedging, certain financial instruments that have characteristics of a derivative, as defined by ASC 815, such as embedded conversion features on our convertible notes, that are potentially settled in the Company’s own common stock, are classified as liabilities when either (a) the holder possesses rights to net-cash settlement or (b) physical or net-share settlement is not within our control. In such instances, net-cash settlement is assumed for financial accounting and reporting purposes, even when the terms of the underlying contracts do not provide for net-cash settlement. Derivative financial instruments are initially recorded, and continuously carried, at fair value each reporting period.

The value of the embedded conversion feature is determined using the Black-Scholes option pricing model. All future changes in the fair value of the embedded conversion feature will be recognized currently in earnings until the note is converted or redeemed. Determining the fair value of derivative financial instruments involves judgment and the use of certain relevant assumptions including, but not limited to, interest rate risk, credit risk, volatility and other factors. The use of different assumptions could have a material effect on the estimated fair value amounts.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The Company utilizes ASC 820-10, Fair Value Measurement, for valuing financial assets and liabilities measured on a recurring basis. ASC 820-10 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and expands disclosures about fair value measurements. This standard applies in situations where other accounting pronouncements either permit or require fair value measurements.

ASC 820-10 requires entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. ASC 820-10 defines the fair value of a financial instrument as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As of December 31, 2013 and 2012, the carrying values of certain financial instruments such as accounts receivable, accounts payable and accrued expenses approximate fair value due to the short-term nature of such instruments. The notes payable and convertible notes payable also approximate fair value as the interest rates under these notes approximates the Company’s current borrowing rates.

ASC 820-10 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The standard describes three levels of inputs that may be used to measure fair value:

Level 1:	Quoted prices in active markets for identical or similar assets and liabilities.

Level 2:	Quoted prices for identical or similar assets and liabilities in markets that are not active or observable inputs other than quoted prices in active markets for identical or similar assets and liabilities.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of December 31, 2013 and 2012, the Company did not have any level 2 or 3 financial instruments.

Stock-Based Compensation

Stock-Based Compensation

The Company accounts for its stock-based compensation in accordance with ASC 718-20, Stock-based Compensation. Stock-based compensation cost is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the requisite vesting period.

The Company issues warrants exercisable into the Company’s common stock and preferred stock as compensation to debt holders. The fair value of each warrant is estimated on the date of grant using the Black-Scholes pricing model. Assumptions are determined at the time of grant. No warrants were granted during the year ended December 31, 2013. The following are the assumptions used in the Black-Scholes pricing model for warrant grants during the year ended December 31, 2012:

Year Ended
December 31, 2012

Expected life in years	5 - 10 years
Stock price volatility	77.3% - 78.3%
Risk free interest rate	0.62% - 1.73%
Expected dividends	None
Forfeiture rate	0%

The assumptions used in the Black Scholes models referred to above are based upon the following data: (1) The expected life of the warrant is estimated by considering the contractual term of the warrant. (2) The expected stock price volatility of the underlying shares over the expected term of the warrant is based upon historical share price data of an index of comparable publicly-traded companies. (3) The risk free interest rate is based on published U.S. Treasury Department interest rates for the expected terms of the underlying warrants. (4) Expected dividends are based on historical dividend data and expected future dividend activity. (5) The expected forfeiture rate is based on historical forfeiture activity and assumptions regarding future forfeitures based on the composition of current grantees.

The market price used to determine the fair value of the stock warrants was based on sales of common stock to third parties at or near the grant date of the respective stock warrants and the conversion price used to convert non-convertible debt into common stock.

Advertising Costs	Advertising Costs The Company expenses advertising costs as incurred. During the years ended December 31, 2013 and 2012, the Company incurred advertising costs of $80 and $63,118, respectively.
Income Taxes

Income Taxes

The Company accounts for income taxes in accordance with ASC 740-10, Income Taxes. The Company recognizes deferred tax assets and liabilities to reflect the estimated future tax effects, calculated at currently effective tax rates, of future deductible or taxable amounts attributable to events that have been recognized on a cumulative basis in the consolidated financial statements. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some portion of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates of the date of enactment.

ASC 740-10 prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements and provides guidance on recognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition issues. The Company classifies interest and penalties as a component of interest and other expenses. To date, there have been no interest or penalties assessed or paid.

The Company measures and records uncertain tax positions by establishing a threshold for financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. Only tax positions meeting the more-likely-than-not recognition threshold at the effective date may be recognized or continue to be recognized.

Concentrations, Uncertainties and Other Risks

Concentrations, Uncertainties and Other Risks

Cash and cash equivalents - Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits of $250,000 per institution that pays Federal Deposit Insurance Corporation (FDIC) insurance premiums. The Company has never experienced any losses related to these balances.

Revenues and accounts receivable - Financial instruments that potentially subject the Company to credit risk principally consist of receivables. Insurance companies account for a substantial portion of the receivables. This risk is limited due to the ability to factor their receivables and the number of insurance companies comprising the Company’s customer base and their geographic dispersion. For the years ended December 31, 2013 and 2012, no single customer represented more than 10% of revenues or accounts receivable, net.

The majority of the Company’s accounts receivable arise from product sales and are primarily due from government agencies and managed health care providers. The Company monitors the financial performance and creditworthiness of its customers so that it can properly assess and respond to changes in their credit profile. Conditions in the normal course of business, including inherent variability of timing of cash receipts, have resulted in, and may continue to result in, an increase in the average length of time that it takes to collect accounts receivable outstanding. For accounts receivable that are held and not factored, the Company does not expect to have write-offs or adjustments to accounts receivable which could have a material adverse effect on its consolidated financial position, results of operations or cash flows as the portion in which is deemed uncollectible is already taken into account when the revenue is recognized.

During the years ended December 31, 2013 and 2012, revenues generated from sales of compounding pharmaceutical products primarily to worker’s compensation patients represented 99% and 87%, respectively, of total revenues. The Company revenues are generated from sales of compounding pharmaceutical products primarily to worker’s compensation patients, located primarily throughout Southern California. At times the collection on these receivables can take in excess of one year, during which the Company, at times, attends legal hearings, files liens to securitize claims, negotiates before Worker’s Compensation administrative judges, resolves liens with stipulations and orders for defendants to pay, and transmits demands to settle liens filed with the adjuster or defense attorneys.

As of December 31, 2013 and 2012, two consultants represented almost 100% of the Company’s selling and marketing expense. The Company estimates that these two consultants generated almost 100% of the revenue for each year presented within these consolidated financial statements. Management believes the loss of these consultants to this organization would have a material impact on the Company’s consolidated financial position, results of operations, and cash flows. For the years ended December 31, 2013 and 2012, the consultants earned $1,790,761, and $1,233,615, respectively. The amounts payable to these consultants at December 31, 2013 and 2012 were $1,411,493, and $126,495, respectively. The terms of each contract entitles the consultants to receive commission amounts ranging from 10% to 13.5% of the prescription sales generated. Subsequent to December 31, 2013, one of these rates was increased to 17.5% (see Note 9) of prescription sales generated. In addition, on March 31, 2014, we added one of these consultants to the Company’s Board of Directors.

The pharmaceutical industry is highly competitive and regulated, and our future revenue growth and profitability is dependent on our timely product development, ability to retain proprietary formulas, and continued compliance. The compounding, processing, formulation, packaging, labeling, testing, storing, distributing, advertising and sale of the Company’s products are subject to regulation by one or more U.S. and California agencies, including the Board of Pharmacy, the Food and Drug Administration, the Federal Trade Commission, and the Drug Enforcement Administration as well as several other state and local agencies in localities in which the Company’s products are sold. In addition, the Company compounds and markets certain of its products in accordance with standards set by organizations, such as the United States Pharmacopeia Convention, Inc. The Company believes that its policies, operations and products comply in all material respects with existing regulations. The healthcare reform and a reduction in the coverage and reimbursement levels by insurance companies and government agencies and/or a change in the regulations or compliance with related agencies and/or a disruption in the Company’s ability to maintain its competitiveness may have a material impact on the Company’s consolidated financial position, results of operations, and cash flows.

Vendors - As of December 31, 2013 and 2012, two suppliers represented almost 100% of the Company’s raw materials. Management believes the loss of either supplier to this organization would have a material impact on the Company’s consolidated financial position, results of operations and cash flows. If the Company’s relationship with one of its vendors was disrupted, the Company could have temporary difficulty filling prescriptions for worker’s compensation related drugs until a replacement wholesaler agreement was executed, which would negatively impact the business. For the years ended December 31, 2013 and 2012, the suppliers were paid $273,135 and $460,311, respectively. The amounts payable at December 31, 2013 and 2012 were $58,594, and $21,691, respectively.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

There are no recently issued accounting pronouncements or standards updates that the Company has yet to adopt that are expected to have a material effect on its consolidated financial position, results of operations, or cash flows.